Contingencies and Commitments	12 Months Ended
Sep. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Contingencies and Commitments

Note 17 —Contingencies and Commitments

Legal Proceedings

The Company is involved in various legal claims and proceedings arising in the normal course of its business. The Company accrues for a loss contingency when it determines that it is probable, after consultation with counsel, that a liability has been incurred and the amount of such loss can be reasonably estimated. At this time, the Company believes that the results of any such contingencies, either individually or in the aggregate, will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Guarantor’s Accounting and Disclosure Requirements for Guarantees

In the ordinary course of its business, the Company provides certain customers with financial performance guarantees which, in certain cases, are backed by lines of credit. The Company is only liable for the amounts of those guarantees in the event of the Company’s nonperformance, which would permit the customer to exercise the guarantee.

The Company generally offers its products with a limited warranty. The Company’s policy is to accrue for warranty costs, if needed, based on historical trends in product failure. Based on the Company’s experience, only minimal warranty charges have been incurred after revenue was fully recognized and, as a result, the Company did not accrue any amounts for product warranty liability during fiscal years 2023, 2022 and 2021.

The Company has arrangements with its customers that generally include an indemnification provision that will indemnify customers against claims made by third parties alleging that the use of the Company’s software infringes on the intellectual property rights of third parties and certain other matters. To date, the Company has incurred and recorded immaterial costs as a result of such obligations in its consolidated financial statements.